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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): April 1, 2008


                                PVF Capital Corp.
               (Exact Name of Registrant as Specified in Charter)

         Ohio                           0-24948                 34-1659805
----------------------------     ----------------------     ------------------
(State or Other Jurisdiction     Commission File Number      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02       TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
                ----------------------------------------------

         On April 1, 2008, PVF Capital Corp. ("PVF Capital") announced that its Board of Directors has terminated the Agreement and Plan of Merger (the "Merger Agreement") between PVF Capital and United Community Financial Corp. ("United Community"). The Merger Agreement provided for the merger of PVF Capital with and into United Community and the subsequent merger of Park View Federal Savings Bank with The Home Savings and Loan Company of Youngstown, Ohio. The material terms and conditions of the Merger Agreement were previously disclosed in PVF Capital's Current Reports on Form 8-K filed on July 30, 2007 and October 1, 2007, and are incorporated herein by reference.

          Pursuant to the terms of the Merger Agreement, either party had the right to terminate the Merger Agreement if the proposed merger was not completed by March 31, 2008 and the failure to consummate the merger was not caused by a breach of the Merger Agreement by the terminating party.

ITEM 8.01       OTHER EVENTS
                ------------

         On April 1, 2008, PVF Capital Corp. issued a press release in connection with the termination of the Merger Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

     (d)        Exhibits

                99.1                Press release dated April 1, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PVF CAPITAL CORP.



Date: April __, 2008                  By: /s/ C. Keith Swaney
                                          --------------------------------------
                                          C. Keith Swaney
                                          President, Chief Operating Officer and
                                          Treasurer
                                          (Duly Authorized Representative)